UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 22, 2023

__________________________
Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
__________________________

Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Lifetime Brands, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”): (i) to elect a board of directors of the nine (9) nominees named in the Proxy Statement, each to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Proposal 1”); (ii) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 (“Proposal 2”); and (iii) to approve, on a non-binding advisory basis, the 2022 compensation of the Company’s named executive officers (“Proposal 3”). At the 2023 Annual Meeting, the holders of 19,297,362 of the Company’s common stock (“Common Stock”) were represented in person or by proxy, constituting a quorum. Each share of the Common Stock entitled the holder thereof to one vote on each matter submitted to a vote of stockholders at the 2023 Annual Meeting.

Set forth below are the final voting results with respect to each of the proposals acted upon at the 2023 Annual Meeting including the number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal.

Proposal 1: Election of Directors

The following nine (9) nominees unanimously recommended by the Company's Board of Directors (the “Board”), each of whom were named in the 2023 Proxy Statement, were elected to serve on the Board to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
Jeffrey Siegel	14,104,599	1,274,070	825	3,917,868
Robert B. Kay	15,091,044	287,275	1,175	3,917,868
Rachael A. Jarosh	14,897,156	480,331	2,007	3,917,868
Cherrie Nanninga	14,469,156	908,751	1,587	3,917,868
Craig Phillips	14,161,852	1,215,555	2,087	3,917,868
Veronique Gabai-Pinsky	14,898,381	479,506	1,607	3,917,868
Bruce G. Pollack	14,892,975	484,432	2,087	3,917,868
Michael J. Regan	14,891,090	486,317	2,087	3,917,868
Michael Schnabel	14,892,880	484,377	2,237	3,917,868

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2023
The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

19,267,424	28,941	997	0

Proposal 3: Approval, on a Non-Binding Advisory Basis, the 2022 Compensation of the Company’s Named Executive Officers
The 2022 compensation of the Company’s named executive officers was approved on a non-binding advisory basis, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

13,865,159	1,101,795	412,540	3,917,868

Item 7.01 Regulation FD Disclosure.

On June 23, 2023, the Company issued a press release announcing the results of the votes cast at the 2023 Annual Meeting and the declaration of a quarterly cash dividend of $0.0425 per share payable on August 15, 2023 to stockholders of record as of the close of business on August 1, 2023 (the “Press Release”). The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

99.1    Press release issued by Lifetime Brands, Inc. on June 23, 2023, announcing the results of the 2023 Annual
Meeting and the declaration of a quarterly cash dividend.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President – Treasurer and Chief Financial Officer
Date: June 23, 2023